UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2018
__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3555 Veterans Memorial Highway, Suite C, Ronkonkoma, New York 11779-7410
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2018, Lakeland Industries, Inc. (the “Company”) entered into a new Employment Agreement (the “Employment Agreement”) with Teri W. Hunt, the Chief Financial Officer of the Company, as described below. Ms. Hunt’s prior Employment Agreement with the Company is due to expire on November 9, 2018.

The Employment Agreement is for a term of eighteen (18) months commencing on November 10, 2018 through and including May 9, 2020 (the “Term”), subject to early termination as provided therein. The Employment Agreement provides for a base salary of $215,000 per year. Ms. Hunt is also eligible to be awarded an annual bonus if determined in the Company’s sole discretion by the Compensation Committee of the Company’s Board of Directors in such amount, and based upon such parameters (if any), as determined by such Committee.

The Employment Agreement contains certain provisions providing for severance payments to Ms. Hunt in the event that she is terminated by the Company without cause or by Ms. Hunt for Good Reason (generally, for failure by the Company to pay Ms. Hunt’s salary, material diminution in Ms. Hunt’s authority or material breach by the Company of the Employment Agreement). The payment to Ms. Hunt is greater in the event that such termination without cause or for Good Reason is within 18 months after a change of control of the Company. Also, under the Employment Agreement, Ms. Hunt is subject to non-competition and non-solicitation restrictions during the Term and for a period of one year thereafter.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits.

10.1
Employment Agreement, dated November 5, 2018, between Lakeland Industries, Inc. and Teri W. Hunt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

                                                                         /s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer & President

           Date: November 7, 2018

EXHIBIT INDEX

Exhibit
Number                      Description

10.1
Employment Agreement, dated November 5, 2018, between Lakeland Industries, Inc. and Teri W. Hunt.